SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002  (August 14, 2002)

KYZEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

000-26434 (Commission File Number) 430 Harding Industrial Drive Nashville, Tennessee (Address of Principal Executive Offices)	87-0475115 (I.R.S. Employer Identification No.) 37211 (Zip Code)

(615) 831-0888
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

         On August 14, 2002, Kyzen Corporation (the “Registrant”) filed with the Securities and Exchange Commission its Report on Form 10-QSB for the quarter ended June 30, 2002 (the “Report”). Accompanying the Report were certifications of the Registrant’s Chief Executive Officer and Chief Financial Officer provided to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are attached as exhibits to this report.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer of Kyzen Corporation Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of the Chief Financial Officer of Kyzen Corporation Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYZEN CORPORATION

By:	/s/ Kyle J. Doyel

Kyle J. Doyel Chief Executive Officer

Date: August 14, 2002